Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Gould, certify that:

To my knowledge, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Oncology Network, Inc.

May 15, 2024

By: /s/ David Gould

David Gould
Chief Financial Officer